4. Notes Payable	4 Months Ended
Sep. 30, 2014
Debt Disclosure [Abstract]
4. Notes Payable

In June and September of 2014 we entered into short-term notes payable with Indigo-Energy, the legal acquirer in our proposed business combination expected to be completed in early to mid-November, for proceeds totaling $200,000 and $250,000, respectively. The notes carried an interest rate of 5% per annum were payable within 60 days of the closing of the contingent plan of merger. As of September 30, 2014 we accrued total interest of $4,452 associated with these notes.